PIONEER LOGO



Pioneer
Equity-Income
Fund

ANNUAL REPORT 10/31/98

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    7

Schedule of Investments                           10

Financial Statements                              17

Notes to Financial Statements                     25

Report of Independent Public Accountants          30

Results of Shareowner Meeting                     31

Trustees, Officers and Service Providers          32

A Salute to Pioneer Fund                          33

Programs and Services for Pioneer Shareowners     34

The Pioneer Family of Mutual Funds                36

Pioneer Equity-Income Fund

LETTER FROM THE CHAIRMAN 10/31/98

Dear Shareowner,
--------------------------------------------------------------------------------
The end of October marked the close of Pioneer Equity-Income Fund's eighth fiscal year. I appreciate this opportunity to comment on the challenges and progress of a fast-paced period that investors will not soon forget.

For financial markets in the U.S. and around the globe, the past 12 months were volatile. We think it is important to point out that the current fluctuations in stock prices are relatively normal, compared to historical market movements. Short-term memory to the contrary, it is the steadily rising stock prices of recent years that are aberrations, no matter how enjoyable. Volatility is, and always will be, part of investing.

Size was an important factor over the last year, with large, well-established U.S. companies - like those owned by Pioneer Equity-Income Fund - pushing the major market indexes to record heights. Investors seemed to prefer these types of stocks, initially because of their growth prospects and because of the belief that large stocks can be safer in volatile times. We agree that these stocks can serve conservative investors well by providing the potential for solid returns over the long term while adding a measure of protection in down markets through their ability to generate income.

As we move ahead, the Fund's investment team will be working hard to bring you solid performance, but you should be prepared for the inevitable ups and downs that are part of stock investing. I encourage you to read on to learn more about your Fund, including the Portfolio Management Discussion with John A. Carey, your Fund's portfolio manager. If you have any questions about the Fund, please contact your investment professional, or Pioneer at 1-800-225-6292.


Respectfully,


/s/ John F. Cogan, Jr.
----------------------

John F. Cogan, Jr.,
Chairman and President

Pioneer Equity-Income Fund

PORTFOLIO SUMMARY 10/31/98

P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

U.S. Common Stocks               97%
U.S. Convertible Securities       2%
Short-Term Cash Equivalents       1%


S e c t o r   D i s t r i b u t i o n
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

Financial                        21%
Communication Services           15%
Healthcare                       13%
Utilities                        11%
Consumer Cyclicals                8%
Consumer Staples                  7%
Energy                            7%
Technology                        7%
Basic Materials                   6%
Other                             5%

1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. Schering-Plough Corp.       5.90%         6. DaimlerChrysler AG      2.33%
                                                  (NY shares)
  2. Ameritech Corp.             3.35          7. Old Kent Financial      2.10
                                                  Corp.
  3. SBC Communications, Inc.    2.94          8. The May Department      2.01
                                                  Stores Co.
  4. Ford Motor Co.              2.83          9. Eastman Kodak Co.       2.00
  5. Amoco Corp.                 2.82         10. The Bank of New York    1.90
                                                  Co., Inc.

Fund holdings will vary for other periods.

Pioneer Equity-Income Fund

PERFORMANCE UPDATE 10/31/98                                      CLASS A SHARES

S h a r e   P r i c e s    a n d    D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  10/31/98       10/31/97
                            $ 28.10        $ 24.78

 Distributions per Share    Income         Short-Term          Long-Term
 (10/31/97- 10/31/98)       Dividends      Capital Gains       Capital Gains
                            $  0.478       $  0.089            $ 0.636

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

 Average Annual Total Returns
 (As of October 31, 1998)
                               Public
                Net Asset     Offering
 Period           Value       Price*
 Life-of-Fund   16.44%        15.60%
 (7/25/90)
 5 Years        16.42         15.05
 1 Year         18.69         11.87

* Reflects deduction of the maximum
  5.75% sales charge at the beginning of
  the period and assumes reinvestment
  of distributions at net asset value.

Mountain Chart Class A Shares
"7/90"             9425             10000
"10/90"            8160              8597
                   9913             10794
"10/91"           11025             11477
                  11947             12311
"10/92"           12848             12616
                  14517             13446
"10/93"           15509             14494
                  15111             14162
"10/94"           15523             15055
                  16234             16628
"10/95"           18552             19023
                  20518             21639
"10/96"           21433             23593
                  23654             27073
"10/97"           27948             31168
                  33109             38170
"10/98"           33171             38018

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund

PERFORMANCE UPDATE 10/31/98                                      CLASS B SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  10/31/98       10/31/97
                            $ 27.91        $ 24.63

 Distributions per Share    Income         Short-Term          Long-Term
 (10/31/97- 10/31/98)       Dividends      Capital Gains       Capital Gains
                            $  0.291       $  0.089            $ 0.636

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.

 Average Annual Total Returns
 (As of October 31, 1998)

                  If           If
 Period          Held       Redeemed*
 Life-of-Fund   18.75%      18.51%
 (4/4/94)
 1 Year         17.83       13.83

* Reflects deduction of the maximum
  applicable contingent deferred sales
  charge (CDSC) at the end of the
  period and assumes reinvestment
  of distributions. The maximum CDSC
  of 4% declines over six years.

Mountain Chart Class B Shares
"4/94"            10000             10000
                  10343             10273
                  10666             10521
"10/94"           10593             10921
                  10436             10956
                  11036             12062
                  12072             13259
"10/95"           12575             13800
                  13678             15181
                  13854             15697
                  13330             15443
"10/96"           14416             17115
                  15606             19176
                  15846             19639
                  18565             23490
"10/97"           18646             22610
                  20258             24332
                  22009             27689
                  21679             28014
"10/98"           21771             27579

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund

PERFORMANCE UPDATE 10/31/98                                      CLASS C SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  10/31/98       10/31/97
                            $ 27.88        $ 24.61

Distributions per Share     Income         Short-Term          Long-Term
 (10/31/97- 10/31/98)       Dividends      Capital Gains       Capital Gains
                            $  0.290       $  0.089            $ 0.636

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.

 Average Annual Total Returns
 (As of October 31, 1998)

                  If           If
 Period          Held       Redeemed*
 Life-of-Fund   18.77%      18.77%
 (1/31/96)
 1 Year         17.80       17.80

* Assumes reinvestment of distributions.
  The 1% contingent deferred sales charge
  (CDSC) applies to investments sold
  within one year of purchase.

Mountain Chart Class C Shares
"1/96"            10000             10000
"4/96"            10133             10340
                   9745             10172
"10/96"           10534             11274
                  11405             12632
"4/97"            11575             12937
                  13563             15473
"10/97"           13622             14894
                  14795             16028
"4/98"            16075             18240
                  15828             18454
"10/98"           16047             18167

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund

PERFORMANCE UPDATE 10/31/98                                      CLASS Y SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  10/31/98       7/2/98
                            $ 28.13        $ 28.72

 Distributions per Share    Income         Short-Term          Long-Term
 (7/2/98- 10/31/98)         Dividends      Capital Gains       Capital Gains
                            $  0.130            -                    -

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.

 Cumulative Total Returns
 (As of October 31, 1998)

                  If           If
 Period          Held       Redeemed*
 Life-of-Fund    -1.59%      -1.59%
 (7/2/98)

* Assumes reinvestment of distributions.

Mountain Chart Class Y Shares
"7/98"            10000             10000
"7/98"             9680              9775
"8/98"             8663              8350
"9/98"             9229              8908
"10/98"            9841              9624

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/98

Pioneer Equity-Income Fund's fiscal year ended on October 31, 1998. The following discussion with John A. Carey provides a detailed account of the investment environment and the strategies affecting your Fund's performance during the year. An investment professional for more than 19 years, Mr. Carey oversees the team responsible for the daily management of the Fund.

Q: How did the stock markets and the Fund perform?

A: Overall, the 12-month period ended October 31, 1998 produced excellent returns, although the period included some very interesting stock markets. A tremendous rally in the first two quarters of 1998, culminating in the middle of July, was totally reversed over the next two months. Then, in early October, a new rally occurred, prompted by a reduction in interest rates by the Federal Reserve.

   Pioneer Equity-Income Fund returned 18% at net asset value, nearly double the average 9.49% return of equity-income funds tracked by Lipper Analytical Services. The Fund's strong returns earned it an overall Morningstar rating of 4 stars (out of 2719 domestic equity funds). The Fund also received 4 stars for the three and five-year periods (out of 2719 and 1622 domestic equity funds, respectively).

   The market's bias toward growth-oriented stocks showed in the 21.98% return of the Standard & Poor's 500 Index. While your Fund did not keep pace with the S&P 500's breakneck advances, it did very well during the turbulent, downward legs. From August through October, for example, the S&P 500 was down 1.55% but your Fund rose 1.56%. We were gratified by the results, since we've worked to structure the portfolio to be resilient during difficult markets.

Q: What were some of your investment themes this year?

A: For this Fund, we emphasize companies with relatively stable and predictable streams of earnings and cash flow that should allow them to

-------
Morningstar proprietary ratings reflect risk-adjusted performance as of 9/30/98. The ratings are subject to change every month and are calculated from the Fund's three- and five-year average annual returns in excess of 90-day Treasury bill returns, with the appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of the funds in an investment class receive 5 stars and the next 22.5% receive 4 stars.

Pioneer Equity-Income Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/98                            (continued)

   support regular dividend payments and to increase dividends over time. These companies are often described by investors as "defensive" stocks, but we are also attracted to them for their longer-term growth prospects.

   We also concentrated on larger enterprises. Although we can and do select companies of various sizes, the Fund's major positions and the bulk of assets are concentrated in larger companies we think are fundamentally strong. The dividend income we seek is also generally more attainable in the larger capitalization, more mature sectors of the market.

   So the only real "theme" to our investing this year was to continue with our focus on value by seeking stocks of companies with high-quality management, sound finances, leading product positions and, of course, reasonable share-price valuation. This approach has been followed since the inception of the Fund in 1990 - indeed since the inception of Pioneer in 1928 - and it proved particularly timely this past year.

Q: What specific sectors or holdings helped or hurt Fund performance?

A: Holdings in utilities, communication services and oil and gas performed well over the difficult summer months of the market correction. During the more upbeat months, pharmaceutical, consumer goods and financial stocks were especially lustrous.

Q: What role do convertible securities play in the Fund?

A: Your Fund has owned numerous convertibles since 1990, although in general they have made up a low percentage of total fund assets. A convertible is a type of debt security that offers the holder the privilege of exchanging their security into shares of common stock at a specified price. We generally feel that if we have a strong investment conviction about a company, we want to get all the appreciation available, and so we will buy the common shares if they offer an adequate dividend. However, there have been instances where the common shares of a company we favor pay little or no dividend. It's primarily in these cases that we go to the convertible market. Some convertible issues we added over the past year include Aspen Technology (5.25%, 2005 convertible debenture), Amerus Life Holdings

Pioneer Equity-Income Fund

   (7.00% convertible preferred) and Union Pacific (6.25%, 2028 convertible preferred).

Q: The Fund buys only U.S. companies. Does this limit you in any way?

A: No, in fact, we think it allows for a lower risk and volatility profile.
   There are many fine companies overseas but, so far, we have been able to find enough suitable candidates for investment here at home. With foreign investments, there are added elements of uncertainty related to currency fluctuations, accounting differences, political developments and timeliness of information. Foreign companies also tend to pay dividends only once or twice a year, rather than quarterly. That's a real consideration for us, since our goal is for the Fund to distribute steady income throughout the year. One interesting exception is DaimlerChrysler, which is based in Germany; it came into the portfolio through its merger with long-time Fund holding Chrysler.

Q: What is your outlook for the Fund over the next six months?

A: Our principal concern as we look out over the next couple of quarters has to do with the historically high price-to-earnings multiples on many leading stocks. This is particularly important in what may be a period of more slowly growing earnings. Naturally, we also pay attention to economies abroad and their potential to limit exports or other foreign sales opportunities. However, there is never a situation where everything is perfect. It's often said that a bull market "climbs a wall of worry." The main difference between bears and bulls is that bears worry even more, and act on their worries by avoiding investment or otherwise betting against stocks. This is both natural, and necessary, since all markets need both buyers and sellers.

   We think the key to making money in the stock market is to buy shares at reasonable valuations. This is where our strength and experience in securities analysis comes in. We work constantly to find the best companies selling at the best prices. But because stock prices rarely move up steadily - and in case they actually drop over some period of time - we also add an attractive stream of dividends to the portfolio.

Pioneer Equity-Income Fund
SCHEDULE OF INVESTMENTS 10/31/98

  Principal
    Amount                                                               Value
                INVESTMENT IN SECURITIES - 99.1%
                CONVERTIBLE CORPORATE BONDS - 0.6%
$6,700,000      Aspen Technology, Inc., 5.25%, 6/15/05 (144A)     $  4,375,971
 1,250,000      Phototronics Inc., 6.0%, 6/1/04                      1,284,975
                                                                  ------------
                Total Convertible Corporate Bonds
                (Cost $7,950,000)                                 $  5,660,946
                                                                  ------------
   Shares
                CONVERTIBLE PREFERRED STOCKS - 1.9%
    15,300      AirTouch Communications, Inc., 4.25%, 8/16/16     $  1,224,956
   229,500      Amerus Life Holdings, 7.00%, 7/27/01                 5,594,062
    20,000      The Rouse Co., $3.00 (Series B)                        905,000
       500      Sprint Corp., 8.25%, 3/31/00                            35,375
   207,700      Union Pacific Capital Trust, 6.25%, 4/01/28          9,619,210
                                                                  ------------
                Total Convertible Preferred Stocks
                (Cost $18,343,419)                                $ 17,378,603
                                                                  ------------
                COMMON STOCKS - 96.6%
                Basic Materials - 6.0%
                Aluminum - 0.4%
    44,000      Aluminum Company of America                       $  3,487,000
                                                                  ------------
                Chemicals - 2.9%
   116,000      Dow Chemical Co.                                  $ 10,860,500
   135,000      Eastman Chemical Co.                                 7,931,250
   133,000      E.I. du Pont de Nemours and Co.                      7,647,500
                                                                  ------------
                                                                  $ 26,439,250
                                                                  ------------
                Chemicals (Specialty) - 0.5%
   139,700      Nalco Chemical Co.                                $  4,321,969
                                                                  ------------
                Iron & Steel - 0.9%
     7,800      Great Northern Iron Ore Properties                $    425,100
   523,405      Roanoke Electric Steel Corp.                         7,589,372
                                                                  ------------
                                                                  $  8,014,472
                                                                  ------------
                Metals & Mining - 1.3%
   201,600      Phelps Dodge Corp.                                $ 11,617,200
                                                                  ------------
                Total Basic Materials                             $ 53,879,891
                                                                  ------------


10   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund


  Shares                                                                 Value
             Capital Goods - 3.6%
             Electrical Equipment - 0.8%
  40,000     General Electric Co.                                 $  3,500,000
  20,000     Honeywell, Inc.                                         1,597,500
  46,900     Hubbell, Inc. (Class B)                                 1,870,137
                                                                  ------------
                                                                  $  6,967,637
                                                                  ------------
             Machinery (Diversified) - 1.5%
 506,457     The Gorman-Rupp Co.+                                 $  8,609,769
 292,600     The Timken Co.                                          5,211,937
                                                                  ------------
                                                                  $ 13,821,706
                                                                  ------------
             Manufacturing (Diversified) - 0.7%
 117,800     Johnson Controls, Inc.                               $  6,626,250
                                                                  ------------
             Manufacturing (Specialized) - 0.6%
 166,150     Diebold, Inc.                                        $  5,181,803
                                                                  ------------
             Total Capital Goods                                  $ 32,597,396
                                                                  ------------
             Communications Services - 15.0%
             Telecommunications - 1.2%
 145,000     Sprint Corp.                                         $ 11,128,750
                                                                  ------------
             Telephone - 13.8%
 275,500     Aliant Communications, Inc.                          $  7,774,266
 553,700     Ameritech Corp.                                        29,865,194
 313,424     Bell Atlantic Corp.                                    16,650,650
 163,200     BellSouth Corp.                                        13,025,400
 275,700     GTE Corp.                                              16,180,144
 566,000     SBC Communications, Inc.                               26,212,875
 239,877     U.S. West, Inc.                                        13,762,943
                                                                  ------------
                                                                  $123,471,472
                                                                  ------------
             Total Communications Services                        $134,600,222
                                                                  ------------
             Consumer Cyclicals - 8.1%
             Automobiles - 5.1%
 430,300     DaimlerChrysler AG (NY shares)                       $ 20,708,187
 463,800     Ford Motor Co.                                         25,161,150
                                                                  ------------
                                                                  $ 45,869,337
                                                                  ------------
             Publishing - 0.8%
  80,000     The McGraw-Hill Co., Inc.                            $  7,195,000
                                                                  ------------


The accompanying notes are an integral part of these financial statements.   11

Pioneer Equity-Income Fund

SCHEDULE OF INVESTMENTS 10/31/98                                    (continued)

Shares                                                                   Value
             Services (Advertising/Marketing) - 0.2%
  25,000     The Interpublic Group of Companies, Inc.             $  1,462,500
                                                                  ------------
             Retail (Department Stores) - 2.0%
 294,000     May Department Stores Co.                            $ 17,934,000
                                                                  ------------
             Total Consumer Cyclicals                             $ 72,460,837
                                                                  ------------
             Consumer Staples - 6.3%
             Beverages - 0.1%
  39,000     Pepsico, Inc.                                        $  1,316,250
                                                                  ------------
             Entertainment - 1.5%
 531,200     Cedar Fair, L.P.                                     $ 13,180,400
                                                                  ------------
             Food - 4.2%
 271,800     BestFoods                                            $ 14,813,100
 138,000     General Mills, Inc.                                    10,143,000
 157,750     H.J. Heinz Co.                                          9,169,219
  60,000     Sara Lee Corp.                                          3,581,250
                                                                  ------------
                                                                  $ 37,706,569
                                                                  ------------
             Retail Stores (Food Chains) - 0.2%
  50,000     Winn-Dixie Stores                                    $  1,696,875
                                                                  ------------
             Household Products - 0.3%
  28,000     Colgate-Palmolive Co.                                $  2,474,500
                                                                  ------------
             Total Consumer Staples                               $ 56,374,594
                                                                  ------------
             Energy - 7.1%
             Oil (Domestic Integrated) - 0.9%
 122,000     Atlantic Richfield Co.                               $  8,402,750
                                                                  ------------
             Oil (International Integrated) - 6.2%
 447,000     Amoco Corp.                                          $ 25,087,875
 187,500     Chevron Corp.                                          15,281,250
  74,000     Exxon Corp.                                             5,272,500
 131,000     Mobil Corp.                                             9,915,062
                                                                  ------------
                                                                  $ 55,556,687
                                                                  ------------
             Total Energy                                         $ 63,959,437
                                                                  ------------


12   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

Shares                                                                   Value
            Financial - 20.4%
            Banks (Major Regional) - 4.6%
536,600     The Bank of New York Co., Inc.                        $ 16,936,437
 50,000     Comerica, Inc.                                           3,225,000
118,300     Mellon Bank Corp.                                        7,112,787
152,000     National City Corp.                                      9,775,500
130,000     U.S. Bancorp                                             4,745,000
                                                                  ------------
                                                                  $ 41,794,724
                                                                  ------------
            Banks (Regional) - 4.6%
607,500     First Security Corp.                                  $ 12,415,781
269,300     First Tennessee National Corp.                           8,533,444
443,608     Old Kent Financial Corp.                                18,659,261
 33,100     Zions Bancorporation                                     1,756,369
                                                                  ------------
                                                                  $ 41,364,855
                                                                  ------------
            Financial (Diversified) - 1.1%
 20,000     Equitable Companies, Inc.                             $    980,000
312,023     The Rouse Co.                                            8,756,145
                                                                  ------------
                                                                  $  9,736,145
                                                                  ------------
            Insurance (Property/Casualty) - 4.0%
170,100     Chubb Corp.                                           $ 10,461,150
175,050     HSB Group, Inc.                                          7,067,644
240,500     Safeco Corp.                                            10,416,656
226,200     St. Paul Companies, Inc.                                 7,492,875
                                                                  ------------
                                                                  $ 35,438,325
                                                                  ------------
            Investment Management - 2.8%
232,600     Alliance Capital Management, L.P.                     $  5,771,387
227,600     Eaton Vance Corp. (Non-voting)                           5,092,550
402,000     T. Rowe Price Associates, Inc.                          14,296,125
                                                                  ------------
                                                                  $ 25,160,062
                                                                  ------------
            Investment Bank/Brokerage - 0.7%
184,100     Paine Webber Group, Inc.                              $  6,155,844
                                                                  ------------
            Insurance (Life/Health) - 2.0%
188,700     American National Insurance Co.                       $ 15,850,800
  5,000     Amerus Life Holdings                                       120,625
 41,000     Reliastar Financial Corp.                                1,796,313
                                                                  ------------
                                                                  $ 17,767,738
                                                                  ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Equity-Income Fund

SCHEDULE OF INVESTMENTS 10/31/98                                    (continued)

Shares                                                                    Value
             Savings & Loan Companies - 0.6%
  99,000     Astoria Financial Co.                                $  4,257,000
  42,000     Washington Mutual, Inc.                                 1,572,375
                                                                  ------------
                                                                  $  5,829,375
                                                                  ------------
             Total Financial                                      $183,247,068
                                                                  ------------
             Healthcare - 12.4%
             Healthcare (Diversified) - 4.9%
 356,600     Abbott Laboratories                                  $ 16,737,913
 165,000     American Home Products Corp.                            8,043,750
 100,000     Bristol-Myers Squibb Co.                               11,056,250
  95,000     Johnson & Johnson                                       7,742,500
                                                                  ------------
                                                                  $ 43,580,413
                                                                  ------------
             Healthcare (Drugs/Major Pharmaceuticals) - 7.1%
  80,200     Merck & Co., Inc.                                    $ 10,847,050
 510,800     Schering-Plough Corp.                                  52,548,550
                                                                  ------------
                                                                  $ 63,395,600
                                                                  ------------
             Healthcare (Medical Products/Supplies) - 0.4%
  93,000     Becton, Dickinson & Co.                              $  3,917,625
                                                                  ------------
             Total Healthcare                                     $110,893,638
                                                                  ------------
             Technology - 5.7%
             Communications Equipment - 0.6%
 160,000     Harris Corp.                                         $  5,610,000
                                                                  ------------
             Computer (Hardware) - 2.5%
 235,600     Hewlett-Packard Co.                                  $ 14,180,175
  57,000     IBM Corp.                                               8,460,938
                                                                  ------------
                                                                  $ 22,641,113
                                                                  ------------
             Equipment (Semiconductors) - 0.6%
 497,000     Helix Technology Corp.                               $  5,684,438
                                                                  ------------
             Photography/Imaging - 2.0%
 230,000     Eastman Kodak Co.                                    $ 17,825,000
                                                                  ------------
             Total Technology                                     $ 51,760,551
                                                                  ------------
             Transportation - 1.1%
             Railroads - 1.1%
 293,600     Norfolk Southern Corp.                               $  9,670,450
                                                                  ------------
             Total Transportation                                 $  9,670,450
                                                                  ------------

14   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

Shares                                                                   Value
            Utilities - 10.9%
            Electric Companies - 5.0%
296,200     Allegheny Energy, Inc.                                $  9,108,150
436,500     Baltimore Gas & Electric Co.                            13,695,188
 30,000     BEC Energy                                               1,190,625
372,350     DPL, Inc.                                                7,051,378
200,000     DQE, Inc.                                                7,887,500
215,000     Kansas City Power & Light Co.                            6,194,688
                                                                  ------------
                                                                  $ 45,127,529
                                                                  ------------
            Natural Gas - 5.4%
100,600     Buckeye Partners, L.P.                                $  2,841,950
190,750     Consolidated Natural Gas Co.                            10,073,984
147,933     Indiana Energy, Inc.                                     3,310,001
304,700     KeySpan Energy Corp.                                     9,102,913
 60,882     Kinder Morgan Energy Partners, L.P.                      2,191,752
 22,200     Lakehead Pipe Line Partners, L.P. (Preferred Units)      1,171,050
191,200     NICOR, Inc.                                              8,102,100
119,500     Public Service Co. of North Carolina, Inc.               2,629,000
446,600     Questar Corp.                                            8,792,438
                                                                  ------------
                                                                  $ 48,215,188
                                                                  ------------
            Water Utility - 0.5%
150,400     American Water Works Co., Inc.                        $  4,803,400
                                                                  ------------
            Total Utilities                                       $ 98,146,117
                                                                  ------------
            Total Common Stocks
            (Cost $597,353,041)                                   $867,590,201
                                                                  ------------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $623,646,460)                                   $890,629,750
                                                                  ------------

  Principal
    Amount
            TEMPORARY CASH INVESTMENT - 0.9%
            Commercial Paper - 0.9%
$7,691,000  Citigroup Inc., 5.65%, 11/2/98                        $  7,691,000
                                                                  ------------
            TOTAL TEMPORARY CASH INVESTMENT
            (Cost $7,691,000)                                     $  7,691,000
                                                                  ------------
            TOTAL INVESTMENT IN SECURITIES AND
            TEMPORARY CASH INVESTMENT - 100%
            (Cost $631,337,460)(a)                                $898,320,750
                                                                  ------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Equity-Income Fund

SCHEDULE OF INVESTMENTS 10/31/98                                    (continued)

   + Investment held by Fund representing 5% or more of the outstanding voting stock of such company.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 1998, the value of these securities amounted to $4,375,971 or 0.5% of total net assets.

 (a) At October 31, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $633,785,380 was as follows:

     Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost            $280,421,820
     Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value             (15,886,450)
                                                                  ------------
     Net unrealized gain                                          $264,535,370
                                                                  ------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1998, aggregated $207,662,901 and $92,830,067, respectively.

16   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

BALANCE SHEET 10/31/98

ASSETS:
  Investment in securities, at value (including temporary cash investment
    of $7,691,000) (cost $631,337,460)                                       $898,320,750
  Cash                                                                              1,447
  Receivables -
   Investment securities sold                                                     152,427
   Fund shares sold                                                             1,646,784
   Dividends and interest                                                       1,964,031
  Other                                                                            20,527
                                                                             ------------
    Total assets                                                             $902,105,966
                                                                             ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                           $  4,735,451
   Fund shares repurchased                                                      1,669,823
  Due to affiliates                                                               916,883
  Accrued expenses                                                                 96,176
                                                                             ------------
    Total liabilities                                                        $  7,418,333
                                                                             ------------
NET ASSETS:
  Paid-in capital                                                            $602,443,294
  Accumulated undistributed net investment income                               2,858,114
  Accumulated undistributed net realized gain on investments                   22,402,935
  Net unrealized gain on investments                                          266,983,290
                                                                             ------------
    Total net assets                                                         $894,687,633
                                                                             ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $584,389,311/20,795,537 shares)                          $      28.10
                                                                             ------------
  Class B (based on $281,469,214/10,083,480 shares)                          $      27.91
                                                                             ------------
  Class C (based on $25,941,001/930,465 shares)                              $      27.88
                                                                             ------------
  Class Y (based on $2,888,107/102,677 shares)                               $      28.13
                                                                             ------------
MAXIMUM OFFERING PRICE:
  Class A                                                                    $      29.81
                                                                             ------------


The accompanying notes are an integral part of these financial statements.   17

Pioneer Equity-Income Fund

STATEMENT OF OPERATIONS

For the Year Ended 10/31/98

INVESTMENT INCOME:
  Dividends                                                 $22,848,070
  Interest                                                      493,434
                                                            -----------
    Total investment income                                                   $ 23,341,504
                                                                              ------------
EXPENSES:
  Management fees                                           $ 4,812,790
  Transfer agent fees
   Class A                                                      785,585
   Class B                                                      412,597
   Class C                                                       44,330
   Class Y                                                          228
  Distribution fees
   Class A                                                    1,354,233
   Class B                                                    2,510,830
   Class C                                                      194,016
  Accounting                                                    223,878
  Custodian fees                                                 86,831
  Registration fees                                              73,724
  Professional fees                                              44,634
  Printing                                                       61,680
  Fees and expenses of nonaffiliated trustees                    22,837
  Miscellaneous                                                  17,259
                                                            -----------
    Total expenses                                                            $ 10,645,452
    Less fees paid indirectly                                                     (120,416)
                                                                              ------------
    Net expenses                                                              $ 10,525,036
                                                                              ------------
     Net investment income                                                    $ 12,816,468
                                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                            $ 23,455,256
  Change in net unrealized gain on investments                                  90,559,589
                                                                              ------------
   Net gain on investments                                                    $114,014,845
                                                                              ------------
   Net increase in net assets resulting from operations                       $126,831,313
                                                                              ------------


18   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 10/31/98 and 10/31/97

                                                              Year Ended         Year Ended
                                                               10/31/98           10/31/97
FROM OPERATIONS:
Net investment income                                      $ 12,816,468       $ 11,397,594
Net realized gain on investments                             23,455,256         19,772,281
Change in net unrealized gain on investments                 90,559,589        116,333,355
                                                           ------------       ------------
  Net increase in net assets resulting from operations     $126,831,313       $147,503,230
                                                           ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.48 and $0.50 per share, respectively)        $ (9,465,678)      $ (8,790,651)
  Class B ($0.29 and $0.33 per share, respectively)          (2,681,431)        (2,466,847)
  Class C ($0.29 and $0.33 per share, respectively)            (204,927)          (116,752)
  Class Y ($0.13 and $0.00 per share, respectively)             (13,022)                 -
Net realized gain:
  Class A ($0.73 and $0.95 per share, respectively)         (13,377,646)       (15,676,400)
  Class B ($0.73 and $0.95 per share, respectively)          (6,017,141)        (6,437,316)
  Class C ($0.73 and $0.95 per share, respectively)            (384,858)          (212,007)
                                                           ------------       ------------
   Total distributions to shareholders                     $(32,144,703)      $(33,699,973)
                                                           ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $282,310,127       $149,366,290
Reinvestment of distributions                                29,629,866         31,076,966
Cost of shares repurchased                                 (177,923,138)      (103,447,399)
                                                           ------------       ------------
  Net increase in net assets resulting from fund
    share transactions                                     $134,016,855       $ 76,995,857
                                                           ------------       ------------
  Net increase in net assets                               $228,703,465       $190,799,114
NET ASSETS:
Beginning of year                                           665,984,168        475,185,054
                                                           ------------       ------------
End of year (including accumulated undistributed net
  investment income of $2,858,114 and $2,166,552,
  respectively)                                            $894,687,633       $665,984,168
                                                           ------------       ------------


The accompanying notes are an integral part of these financial statements.   19

Pioneer Equity-Income Fund

STATEMENT OF CHANGES IN NET ASSETS                                  (continued)

                                   '98 Shares       '98 Amount       '97 Shares      '97 Amount
CLASS A
Shares sold                         6,498,655    $  176,430,152       3,879,341    $  87,709,414
Reinvestment of distributions         820,812        21,402,740       1,117,055       22,915,378
Less shares repurchased            (4,779,787)     (129,571,542)     (3,257,004)     (73,268,206)
                                   ----------    --------------      ----------    -------------
  Net increase                      2,539,680    $   68,261,350       1,739,392    $  37,356,586
                                   ----------    --------------      ----------    -------------
CLASS B
Shares sold                         3,260,906    $   88,078,226       2,439,283    $  54,427,605
Reinvestment of distributions         300,913         7,743,240         391,406        7,922,751
Less shares repurchased            (1,652,132)      (44,685,857)     (1,304,045)     (29,250,894)
                                   ----------    --------------      ----------    -------------
  Net increase                      1,909,687    $   51,135,609       1,526,644    $  33,099,462
                                   ----------    --------------      ----------    -------------
CLASS C
Shares sold                           545,171    $   14,756,877         325,018    $   7,229,271
Reinvestment of distributions          18,231           470,941          11,617          238,837
Less shares repurchased              (133,683)       (3,552,030)        (40,498)        (928,299)
                                   ----------    --------------      ----------    -------------
  Net increase                        429,719    $   11,675,788         296,137    $   6,539,809
                                   ----------    --------------      ----------    -------------
CLASS Y*
Shares sold                           106,376    $    3,044,872
Reinvestment of distributions             473            12,945
Less shares repurchased                (4,172)         (113,709)
                                   ----------    --------------
  Net increase                        102,677    $    2,944,108
                                   ----------    --------------

*Class Y shares were first publicly offered on July 2, 1998.

20   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

FINANCIAL HIGHLIGHTS 10/31/98

                                                           Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                            10/31/98     10/31/97     10/31/96     10/31/95     10/31/94
CLASS A
Net asset value, beginning of year                         $  24.78     $  20.37     $  18.22     $  16.16     $  16.92
                                                           --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.49     $   0.50     $   0.55     $   0.54     $   0.55
 Net realized and unrealized gain (loss) on investments        4.04         5.36         2.24         2.45        (0.54)
                                                           --------     --------     --------     --------     --------
  Net increase from investment operations                  $   4.53     $   5.86     $   2.79     $   2.99      $  0.01
Distributions to shareholders:
 Net investment income                                        (0.48)       (0.50)       (0.50)       (0.53)       (0.54)
 Net realized gain                                            (0.73)       (0.95)       (0.14)       (0.40)       (0.23)
                                                           --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                 $   3.32     $   4.41     $   2.15     $   2.06     $  (0.76)
                                                           --------     --------     --------     --------     --------
Net asset value, end of year                               $  28.10     $  24.78     $  20.37     $  18.22     $ 16.16
                                                           --------     --------     --------     --------     --------
Total return*                                                 18.69%       30.40%       15.53%       19.51%        0.09%
Ratio of net expenses to average net assets                    1.05%+       1.11%+       1.19%+       1.29%+       1.24%
Ratio of net investment income to average net assets           1.82%+       2.22%+       2.85%+       3.26%+       3.43%
Portfolio turnover rate                                          12%          18%          47%          13%          27%
Net assets, end of year (in thousands)                     $584,389     $452,300     $336,384     $249,981     $175,943
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.04%        1.10%        1.18%        1.27%           -
 Net investment income                                         1.83%        2.23%        2.86%        3.28%           -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   21

Pioneer Equity-Income Fund

FINANCIAL HIGHLIGHTS 10/31/98

                                                        Year Ended   Year Ended   Year Ended   Year Ended     4/4/94 to
                                                         10/31/98     10/31/97     10/31/96     10/31/95      10/31/94
CLASS B
Net asset value, beginning of period                    $  24.63     $  20.26      $ 18.15      $ 16.14      $ 15.46
                                                        --------     --------     --------      -------      -------
Increase from investment operations:
 Net investment income                                  $   0.29     $   0.33      $  0.41      $  0.45      $  0.21
 Net realized and unrealized gain on investments            4.01         5.32         2.22         2.41         0.71
                                                        --------     --------     --------      -------      -------
  Net increase from investment operations               $   4.30     $   5.65      $  2.63      $  2.86      $  0.92
Distributions to shareholders:
 Net investment income                                     (0.29)       (0.33)       (0.38)       (0.45)       (0.21)
 In excess of net investment income                            -            -            -            -        (0.03)
 Net realized gain                                         (0.73)       (0.95)       (0.14)       (0.40)           -
                                                        --------     --------     --------      -------      -------
Net increase in net asset value                         $   3.28     $   4.37      $  2.11      $  2.01      $  0.68
                                                        --------     --------     --------      -------      -------
Net asset value, end of period                          $  27.91     $  24.63      $ 20.26      $ 18.15      $ 16.14
                                                        --------     --------     --------      -------      -------
Total return*                                              17.83%       29.35%       14.70%       18.64%        5.93%
Ratio of net expenses to average net assets                 1.82%+       1.88%+       1.95%+       2.02%+       1.92%**
Ratio of net investment income to average net assets        1.05%+       1.45%+       2.06%+       2.35%+       2.35%**
Portfolio turnover rate                                       12%          18%          47%          13%          27%
Net assets, end of period (in thousands)                $281,469     $201,360     $134,657      $60,433      $12,663
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                               1.81%        1.87%        1.94%        1.98%           -
 Net investment income                                      1.06%        1.46%        2.07%        2.39%           -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.

22   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

FINANCIAL HIGHLIGHTS 10/31/98

                                                  Year Ended    Year Ended       1/31/96 to
                                                   10/31/98      10/31/97         10/31/96
CLASS C
Net asset value, beginning of period               $ 24.61       $ 20.25         $ 19.49
                                                   -------       -------         -------
Increase from investment operations:
 Net investment income                             $  0.27       $  0.32         $  0.27
 Net realized and unrealized gain on
   investments                                        4.02          5.32            0.76
                                                   -------       -------         -------
  Net increase from investment operations          $  4.29       $  5.64         $  1.03
Distributions to shareholders:
 Net investment income                               (0.29)        (0.33)          (0.27)
 Net realized gain                                   (0.73)        (0.95)              -
                                                   -------       -------         --------
Net increase in net asset value                    $  3.27       $  4.36         $  0.76
                                                   -------       -------         --------
Net asset value, end of period                     $ 27.88       $ 24.61         $ 20.25
                                                   -------       -------         --------
Total return*                                        17.80%        29.32%           5.34%
Ratio of net expenses to average net assets           1.89%+        1.93%+          1.98%**+
Ratio of net investment income to average net
  assets                                              0.97%+        1.35%+          1.91%**+
Portfolio turnover rate                                 12%           18%             47%
Net assets, end of period (in thousands)           $25,941       $12,324         $ 4,144
Ratios assuming reduction for fees paid
  indirectly:
 Net expenses                                         1.87%         1.91%           1.94%**
 Net investment income                                0.99%         1.37%           1.95%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   23

Pioneer Equity-Income Fund

FINANCIAL HIGHLIGHTS 10/31/98

                                                             7/2/98 to
                                                             10/31/98
CLASS Y(a)
Net asset value, beginning of period                        $ 28.72
                                                            -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.18
 Net realized and unrealized loss on investments              (0.64)
                                                            -------
  Net decrease from investment operations                   $ (0.46)
Distributions to shareholders:
 Net investment income                                        (0.13)
                                                            -------
Net decrease in net asset value                             $ (0.59)
                                                            -------
Net asset value, end of period                              $ 28.13
                                                            -------
Total return*                                                 (1.59)%
Ratio of net expenses to average net assets                    0.74%**+
Ratio of net investment income to average net assets           2.07%**+
Portfolio turnover rate                                          12%
Net assets, end of period (in thousands)                    $ 2,888
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  0.74%**
 Net investment income                                         2.07%**

(a) Class Y shares were first publicly offered July 2, 1998.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.

24   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

NOTES TO FINANCIAL STATEMENTS 10/31/98

1.  Organization and Significant Accounting Policies

Pioneer Equity-Income Fund (the Fund), is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are current income and long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class Y shares. Class Y shares were first publicly offered on July 2, 1998. Shares of Class A, Class B, Class C and Class Y each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C respectively. There is no distribution plan for Class Y shareholders.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Equity-Income Fund

NOTES TO FINANCIAL STATEMENTS 10/31/98                              (continued)

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $77,585 of class action settlements received by the Fund during the year ended October 31, 1998.

B. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

  At October 31, 1998, the Fund has reclassified $240,152 from accumulated undistributed net realized gain on investments to accumulated undistributed net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

  In order to comply with federal income tax regulations, the Fund has designated $24,554,787 as a capital gain dividend for the purposes of the dividend paid deduction.

C. Fund Shares

  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $397,675 in underwriting commissions on the sale of fund shares during the year ended October 31, 1998.

Pioneer Equity-Income Fund


D. Class Allocations

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

2.  Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $10 billion and 0.575% of the excess over $10 billion.

Prior to May 1, 1998, management fees were calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $300 million; 0.60% of the next $200 million; 0.50% of the next $500 million; and 0.45% of the excess over $1 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 1998, $447,700 was payable to PIM related to management fees and administrative services.

3.  Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $104,316 in transfer agent fees payable to PSC at October 31, 1998.

Pioneer Equity-Income Fund

NOTES TO FINANCIAL STATEMENTS 10/31/98                              (continued)

4.  Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $364,867 in distribution fees payable to PFD at October 31, 1998.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended October 31, 1998, CDSCs in the amount of $402,416 were paid to PFD.

5.  Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1998, the Fund's expenses were reduced by $120,416 under such arrangements.

6.  Line of Credit Facility

Effective April 14, 1998, the Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The com-

Pioneer Equity-Income Fund


mitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended October 31, 1998, the Fund had no borrowings under this agreement.

7.  Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 1998:

-------------------------------------------------------------------------------
                                              Dividend
Affiliates              Purchases   Sales     Income       Value
-------------------------------------------------------------------------------
The Gorman-Rupp Co.     $     -     $   -    $288,680    $8,609,769
-------------------------------------------------------------------------------

Pioneer Equity-Income Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer Equity-Income Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Equity-Income Fund as of October 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity-Income Fund as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
December 4, 1998

Pioneer Equity-Income Fund

RESULTS OF SHAREOWNER MEETING

On June 18, 1998, Pioneer Equity-Income Fund held a special meeting of shareowners. The following proposal was passed by shareowner vote. Here are the detailed results of the vote.

Proposal 3 - Allow the Fund to be reorganized as a separate Delaware business trust.

  Affirmative           Against             Abstain
14,719,236.420        692,346.287        1,508,174.726

Pioneer Equity-Income Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                            President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  John A. Carey, Vice President
John W. Kendrick                      John A. Boynton, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

A SALUTE TO PIONEER FUND

                            [PIONEER BIRTHDAY LOGO]

This year, 1998, marks a special anniversary for the Pioneer family of mutual funds and an important milestone for the entire mutual fund industry. In the 1920s, a group of forward thinking financial professionals started the first "open-end" investment companies, known today as mutual funds. They provided a way for small investors to benefit from professional financial management.

In 1928, Pioneer Fund became the fourth mutual fund created.

Since then, Pioneer Fund has gone to work for its shareowners every day for 70 years. Through 15 bear markets, 16 bull markets and even the Great Depression, Pioneer Fund has stayed true to an investment ethic that relies on the rewards of hard work.

Rather than follow trends, the financial professionals at Pioneer roll-up their sleeves and research. We look for value in an investment: companies that might not be the current rage on Wall Street, but that we believe have the business smarts on Main Street to keep their earnings strong. The Fund's investment objective continues to be growth and income.

For 70 years, Pioneer Fund has made investments based on experience, our own investment ethic and the needs of our shareowners.

Every day, the financial professionals at Pioneer Fund come to work, aware of the job at hand. We know shareowners are investing their hard-earned money to provide for the future.

In 1928 there were four mutual funds. Today there are 11,000. Only one can tell the Pioneer Fund story.

For the complete Pioneer Fund story call your investment professional, or Pioneer at 1-800-225-6292, for a prospectus. Please read it carefully before you invest or send money.

Class B and C Shares have been available since 7/1/96. Past performance does not guarantee future results.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
United States
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

International/Global
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Short-Term Income Trust

Tax-Free
Pioneer Intermediate Tax-Free Fund
Pioneer Tax-Free Income Fund


Money Market Fund
Pioneer Cash Reserves Fund

                           This page for your notes.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.

[PIONEER LOGO]

Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com                           1298-5777
                                   (Copyright) Pioneer Funds Distributor, Inc.
                                   (Recycle Symbol) Printed on Recycled Paper